Exhibit 24.1

                     JOINT FILING AGREEMENT

     The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock, par value $.01 per share, of Penton Media, Inc., a Delaware corporation ("Penton"), dated August 11, 1998, and any amendments thereto, executed by or on behalf of the undersigned, in accordance with and pursuant to the power of attorney set forth below or otherwise, is and shall be filed jointly on behalf of the undersigned, pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

     This agreement may be executed in separate counterparts by each of the undersigned, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. It shall not be necessary that each of the undersigned sign any one counterpart.

                       POWER OF ATTORNEY

     The undersigned individuals hereby constitute and appoint King W. Harris, Neison Harris, Irving B. Harris, and Edward J. Schwartz and each of them individually, his true and lawful attorneys-in-fact and agents for him in his name, place and stead, to sign any and all initial filings on
Schedule 13D under the Securities and Exchange Act of 1934, and any amendments thereto, relating to the securities of Penton and to file the same with the Securities and Exchange Commission and hereby grant to such attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully as to all intents and purposes as he might or could do, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof in connection with such filings. This power of attorney shall expire on December 31, 2008.


Dated:   August 10, 1998


Irving B. Harris Revocable Trust

by:	 /s/ Irving B. Harris
	Irving B. Harris, Trustee


William W. Harris Trust

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., Trustee


Estate of Sidney Barrows

by:	 /s/ June H. Barrows
	June H. Barrows, Special Administrator




                             Page 96 of 103
William Harris & Company

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., Vice President


Roxanne H. Frank Trust

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., Trustee


Virginia H. Polsky Trust

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., Trustee



 /s/ June H. Barrows
June H. Barrows


Daniel H. Meyer Trust

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., Trustee


Thomas Meyer Trust

by:	 /s/ Thomas Meyer
	Thomas Meyer, Trustee


James Polsky Investment Trust

by:	 /s/ James Polsky
	James Polsky, Trustee


Jack Polsky Investment Trust

by:	 /s/ Jack Polsky
	Jack Polsky, Trustee


Charles Polsky Investment Trust

by:	 /s/ Charles Polsky
	Charles Polsky, Trustee


George Polsky Investment Trust

by:	 /s/ George Polsky
	George Polsky, Trustee


                             Page 97 of 103
Jean Polsky Investment Trust

by:	 /s/ Jean Polsky
	Jean Polsky, Trustee


VHP Trusts dated 11/19/76 f/b/o:
	James Polsky
	Jack Polsky
	Charles Polsky
	George Polsky
	Jean Polsky

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., Trustee


Virginia Polsky Trusts dated 12/29/75 f/b/o:
	George Polsky
	Jean Polsky

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., Trustee


Irving B. Harris Trusts dated 2/27/74 f/b/o:
	George Polsky
	Jean Polsky

by:	 /s/ Virginia H. Polsky
	Virginia H. Polsky, Trustee


Rosetta W. Harris CL Trust A

by:	 /s/ Jack Polsky
	Jack Polsky, Trustee


Rosetta W. Harris CL Trust B

by:	 /s/ Jack Polsky
	Jack Polsky, Trustee


Rosetta W. Harris CL Trust C

by:	 /s/ Jack Polsky
	Jack Polsky, Trustee



Nancy Meyer Trust

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., Trustee



                             Page 98 of 103

 /s/ Mary Ann Barrows Wark
Mary Ann Barrows Wark


 /s/ Patricia J. Rosbrow
Patricia J. Rosbrow


 /s/ Donna E. Barrows
Donna E. Barrows


 /s/ Robert L. Barrows
Robert L. Barrows



William Harris Settlor Trust f/b/o:
	William H. Barrows
Trust u/w of Mildred Harris f/b/o:
	Patricia J. Rosbrow
	Robert L. Barrows
	William H. Barrows

by:	 /s/ Irving B. Harris     	and	by:	 /s/ R. Neison Harris
	Irving B. Harris, Trustee			R. Neison Harris, Trustee


Jerome Kahn, Jr. Revocable Trust

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., Trustee


Irving Harris Foundation

by:	 /s/ Jack Polsky
	Jack Polsky, Secretary


Joan W. Harris Revocable Trust

by:	 /s/ Joan W. Harris
	Joan W. Harris, Trustee


Harris Foundation

by:	 /s/ Michael S. Resnick
	Michael S. Resnick, Secretary


Benjamin Harris Investment Trust

by:	 /s/ Benjamin Harris
	Benjamin Harris, Trustee


                             Page 99 of 103

Irving B. Harris Trusts dated 2/27/74 f/b/o:
	Benjamin Harris
	David Harris

by:	 /s/ William W. Harris
	William W. Harris, Trustee


WWH Trusts dated 11/19/76 f/b/o:
	Benjamin Harris
	David Harris

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., Trustee


William Harris Trusts dated 12/29/75 f/b/o:
	Benjamin Harris
	David Harris

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., Trustee


William Harris Investors, Inc.

by:	 /s/ Jerome Kahn, Jr.
	Jerome Kahn, Jr., President



 /s/ William W. Harris
William W. Harris



 /s/ Virginia H. Polsky
Virginia H. Polsky




















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